UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 10, 2005

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

BLUE MARTINI SOFTWARE, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-30925	94-3319751
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

2600 Campus Drive

San Mateo, California 94403

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(650) 356-4000

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 10, 2005, Blue Martini Software, Inc., a Delaware corporation (“Blue Martini”) held a special meeting of its stockholders. The following sets forth a summary of the proposal that was voted upon and the results of the voting at such special meeting:

Adoption of the Agreement and Plan of Merger, dated as of February 28, 2005, among Multi-Channel Holdings, Inc., BMS Merger Corporation, a wholly-owned subsidiary of Multi-Channel Holdings, Inc., and Blue Martini, as it may be amended from time to time (the “merger agreement”).

Votes in Favor	Votes Against	Abstentions	Broker Non Votes
7,914,137	41,969	2,979	—

Based on these voting results, the merger agreement was adopted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE MARTINI SOFTWARE, INC.

Dated: May 10, 2005	By:	/s/ Eran Pilovsky
Eran Pilovsky
Chief Financial Officer